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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-21247 and 333-57717 and Form S-3 Registration Statement File No. 333-57567.


                                                        /s/ Arthur Andersen LLP

Philadelphia, Pa.,
  April 2, 2001